        Exhibit 10.24

ELEVENTH AMENDMENT TO OFFICE LEASE

THIS    ELEVENTH    AMENDMENT    TO    OFFICE    LEASE    (this    “Eleventh
Amendment”) is made and entered into as of October 1, 2023 (“Eleventh Amendment Effective Date”), by and between KRE EXCHANGE OWNER LLC, a Delaware limited liability company (“Landlord”), and DROPBOX, INC., a Delaware corporation (“Tenant”).
RECITALS
A.Landlord (as successor by assignment from KR Mission Bay, LLC, a Delaware limited liability company) and Tenant are parties to that certain Office Lease dated as of October 6, 2017 (the “Original Lease”), as amended by that certain (i) First Amendment to Office Lease dated May 18, 2018 (the “First Amendment”), (ii) Second Amendment to Office Lease dated May 25, 2018 (the “Second Amendment”), (iii) Third Amendment to Office Lease dated September 19, 2018 (the “Third Amendment”), (iv) Fourth Amendment to Office Lease dated November 9, 2018 (the “Fourth Amendment”), (v) Fifth Amendment to Office Lease dated April 25, 2019 (the “Fifth Amendment”), (vi) Sixth Amendment to Office Lease dated August 16, 2019 (the “Sixth Amendment”), (vii) Seventh Amendment to Office Lease dated August 25, 2020 (the “Seventh Amendment”), (viii) Eighth Amendment to Office Lease dated as of November 1, 2020 (the “Eighth Amendment”), (ix) Ninth Amendment to Office Lease dated as of May 17, 2022 (the “Ninth Amendment”), and (x) Tenth Amendment to Office Lease dated as of October 3, 2022 (the “Tenth Amendment”, together with the Original Lease, as amended by all the foregoing amendments, the “Existing Lease”) for certain space (the “Existing Premises”), consisting of approximately 604,185 rentable square feet (“RSF”) of that certain project commonly known as “The Exchange” and more particularly described in the Original Lease (the “Project”).
B.Tenant and Landlord now desire to amend the Existing Lease to, among other things, permit Tenant to give back certain portions of the Existing Premises, on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the Existing Lease is amended as follows:
1.DEFINED TERMS. Capitalized terms used and not otherwise defined herein shall have the same meanings ascribed to them in the Existing Lease. As used herein, the term “Lease” shall refer to the Existing Lease, as amended by this Eleventh Amendment.

2.Give Back Dates, Give-Back Space and Remaining Premises.
(a)Initially capitalized terms used in this Section 2 but not defined in the Existing Lease shall have the following meanings:

	Give-Back Date	Give-Back Space	Remaining Premises RSF
Tranche I	October 1, 2023 (“Tranche I Give-Back Date”)	Floors 4 and 5 of the North Tower containing 51,956 RSF (“Tranche I Give- Back Space”)	552,229 RSF as described on Exhibit A-1 (“Post-Tranche I Remaining Premises”)
Tranche II	June 1, 2024 (“Tranche II Give-Back Date”)	Floors 6 and 7 of the North Tower 54,253 (“Tranche II Give-Back Space”)	497,976 RSF as described on Exhibit A- 2 (“Post-Tranche II Remaining Premises”)
Tranche III	January 1, 2025 (“Tranche III Give-Back Date”)	Floor 10 of the South Tower and floor 6 of the North Building 59,035 (“Tranche III Give-Back Space”)	438,941 RSF as described on Exhibit A- 3 (“Post-Tranche III Remaining Premises”)

(b)Landlord and Tenant hereby acknowledge and agree that, notwithstanding any provision to the contrary contained in the Existing Lease, Tenant shall quit and surrender and deliver exclusive possession to Landlord of certain portions of the Existing Premises on certain dates as follows: (i) on the Tranche I Give-Back Date the Tranche I Give-Back Space, (ii) on the Trance II Give Back Date the Tranche II Give-Back Space, and (iii) on the Tranche III Give Back Date the Tranche III Give-Back Space. Following the Tranche I Give-Back Date through the Tranche II Give-Back Date, the “Premises” shall consist of the Post-Tranche I Remaining Premises. Following the Tranche II Give-Back Date through the Tranche III Give-Back Date, the “Premises” shall consist of the Post-Tranche II Remaining Premises. Following the Tranche III Give-Back Date through the Expiration Date, the “Premises” shall consist of the Post-Tranche III Remaining Premises.
(c)The Tranche I Give-Back Date, Tranche II Give-Back Date and Tranche III Give-Back Date, may each be referred to herein individually as a “Give-Back Date” and collectively as the “Give-Back Dates”. The Tranche I Give-Back Space, Tranche II Give-Back Space and Tranche III Give-Back Space, may each be referred to herein individually as “Give- Back Space” and collectively as the “Give-Back Spaces”. The Post-Tranche I Remaining Premises, Post-Tranche II Remaining Premises and Post-Tranche III Remaining Premises may each be referred to herein as the “Remaining Premises”.
3.Vacation of the Give-Back Space.

(a)On the day prior to each Give-Back Date (and effective as of such Give-
Back Date) and subject to Tenant’s payment to Landlord of the applicable Termination Fee,
Tenant shall be deemed to have surrendered to Landlord all of Tenant’s interest in and all rights to the applicable Give-Back Space arising under the Existing Lease. Tenant’s interest in such Give-Back Space shall be surrendered to, and accepted by, Landlord in its then-current “AS IS” condition. Through the day prior to each applicable Give-Back Date, Tenant shall continue to pay Base Rent and Additional Rent in accordance Sections 8 and 9 below. From and after each Give-Back Date, (y) Tenant shall have no further obligation for the payment of Base Rent or Additional Rent for the applicable Give-Back Space being surrendered by Tenant to Landlord on such Give-Back Date, and (z) to reflect the reduction in the RSF of the applicable Remaining Premises, the Base Rent owing under the Lease for the applicable Remaining Premises shall be as set forth in Section 8 below, and Tenant’s Share applicable to such Remaining Premises for purposes of determining the Additional Rent owing by Tenant under the Lease shall be as set forth in Section 9 below. The parties agree that after each applicable Give-Back Date, the RSF of the applicable Remaining Premises shall be as set forth in the table in Section 2(a) above. After each Give-Back Date, all references to the “Premises” in the Lease shall thereafter be references to the applicable Remaining Premises.
(b)Effective as of each applicable Give-Back Date, Tenant’s lease of the applicable Give-Back Space shall terminate and be of no further force or effect, and Landlord and Tenant shall be relieved of their respective obligations under the Existing Lease which relate to obligations that accrued during the term of Tenant’s lease of the applicable Give-Back Space prior to the applicable Give-Back Date and/or which expressly survive the expiration or earlier termination of the Existing Lease; provided, however, the foregoing shall not be a derogation of any of the obligations of Landlord or Tenant, as applicable, set forth in this Eleventh Amendment nor any waiver of the terms and conditions set forth herein. Notwithstanding the foregoing or anything in the Lease to the contrary, on each applicable Give-back Date, Tenant shall quit and surrender and deliver exclusive possession to Landlord of the applicable Give-Back Space in its then existing, “AS-IS” condition, reasonable wear and tear excepted, and Tenant shall have no obligation whatsoever to remove any alterations, improvements, cabling or wiring, personal property, furniture, fixtures or equipment from the applicable Give-Back Space; provided, however, (i) Tenant shall have the right to remove any personal property, furniture, fixtures or equipment (including, but not limited to, any A/V equipment) from the applicable Give-Back Space prior to the applicable Early Access Date (as hereinafter defined), and (ii) Tenant shall have the right to remove any personal property, furniture, fixtures or equipment (including, but not limited to, any A/V equipment) from the applicable Give-Back Space during the applicable Early Access Period (as hereinafter defined) with Landlord’s reasonable approval.
(c)Effective as of the Tranche I Give-Back Date, the Post-Tranche I Remaining Premises shall be as described on Exhibit A-1 attached hereto, and Exhibit A-1 of the Existing Lease shall be automatically deleted in its entirety and replaced with Exhibit A-1 attached hereto.
(d)Effective as of the Tranche II Give-Back Date, the Post-Tranche II Remaining Premises shall be as described on Exhibit A-2 attached hereto, and Exhibit A-1 of the Existing Lease shall be automatically deleted in its entirety and replaced with Exhibit A-2 attached hereto.
(e)Effective as of the Tranche III Give-Back Date, the Post-Tranche III Remaining Premises shall be as described on Exhibit A-3 attached hereto, and Exhibit A-1 of the Existing Lease shall be automatically deleted in its entirety and replaced with Exhibit A-3 attached hereto.
4.Condition of the Remaining Premises. Following each Give-Back Date, Landlord shall have no obligation whatsoever to construct leasehold improvements for Tenant or to repair or refurbish the applicable Remaining Premises as a consequence of Tenant’s surrender of the applicable Give-Back Space other than any maintenance and repair obligations of Landlord in the Existing Lease or any other express obligation of Landlord set forth in the Existing Lease. Following each Give-Back Date, the continued possession of the applicable Remaining Premises by Tenant shall be conclusive evidence that Tenant accepts the same “AS IS” and that the applicable Remaining Premises is suitable for the use intended by Tenant and is in good and satisfactory condition. Following each Give-Back Date, Tenant acknowledges that neither Landlord nor Landlord’s agents has made any representation or warranty as to the condition of the Remaining Premises or the Building or its suitability for Tenant’s purposes. In clarification of the foregoing, nothing in this Section 4 shall be deemed to release Landlord or Tenant of any express obligation set forth in the Existing Lease with respect to the applicable Remaining Premises.

5.Termination Fee.

(a)Tranche I Termination Fee. On or before the date that is five (5) business days after Tenant’s receipt of Landlord’s duly executed Eleventh Amendment, Tenant shall pay to Landlord the sum of Twenty-Eight Million Fifty-Six Thousand Two Hundred Forty Dollars ($28,056,240) (which sum represents and may be hereinafter referred to as the “Tranche I Termination Fee”). The Tranche I Termination Fee shall be allocated to the Tranche I Give-Back Space as follows: (i) $16,362,690.00 with respect to floor 4 of the North Tower and (ii)
$11,693,550.00 with respect to floor 5 of the North Tower.
(b)Tranche II Termination Fee. On or before the Tranche II Give-Back Date, Tenant shall pay to Landlord the sum of Fourteen Million Nine Hundred Nineteen Thousand Five Hundred Seventy-Five Dollars ($14,919,575) (which sum represents and may be hereinafter referred to as the “Tranche II Termination Fee”). The Tranche II Termination Fee shall be allocated to the Tranche II Give-Back Space as follows: (i) $7,588,900.00 with respect to floor 6 of the North Tower and (ii) $7,330,675.00 with respect to floor 7 of the North Tower.
(c)Tranche III Termination Fee. On or before the Tranche III Give-Back Date, Tenant shall pay to Landlord the sum of Thirty-Six Million Eleven Thousand Nine Hundred Sixty Dollars ($36,011,960) (which sum represents and may be hereinafter referred to as the “Tranche III Termination Fee”; together with the Tranche I Termination Fee and the Tranche II Termination Fee, each, individually, a “Termination Fee”, and collectively, the “Termination Fees”). The Tranche III Termination Fee shall be allocated to the Tranche III Give-Back Space as follows: (i) $19,967,468.00 with respect to floor 10 of the South Tower and (ii) $16,044,492.00 with respect to floor 6 of the North Building.
(d)Failure to Pay Termination Fee. Notwithstanding anything to the contrary contained in the Lease, any failure by Tenant to pay any Termination Fee as and when due hereunder, which failure is not cured within five (5) days after written notice from Landlord that said amount was not paid when due, shall constitute a Default under the Lease by Tenant.

6.Description of the Premises.

(a)Effective as of the Tranche I Give-Back Date, the description of the Premises set forth in Section 2.2 of the Summary of Basic Lease Information of the Existing Lease (the “Summary”) is hereby deleted in its entirety and replaced with the following:
2.2. Premises:    552,229 rentable square feet of space,
including approximately 2,381 rentable square feet of space on the ground floor of the North Building (the “North Building L1 Space”), but expressly excluding approximately 12,289 rentable square feet of retail space in the North Tower (the “Retail Space”), all as is further set forth in Exhibit A-1 to this Lease.

The rentable square footage of each floor of the Premises is set forth on Exhibit A-1 attached hereto.

(b)Effective as of the Tranche II Give-Back Date, the description of the Premises set forth in Section 2.2 of the Summary is hereby deleted in its entirety and replaced with the following:
2.2. Premises:    497,976 rentable square feet of space,
including approximately 2,381 rentable square feet of space on the ground floor of the North Building (the “North Building L1 Space”), but expressly excluding approximately 12,289 rentable square feet of retail space in the North Tower (the “Retail Space”), all as is further set forth in Exhibit A-1 to this Lease.

The rentable square footage of each floor of the Premises is set forth on Exhibit A-1 attached hereto.

(c)Effective as of the Tranche III Give-Back Date, the description of the Premises set forth in Section 2.2 of the Summary is hereby deleted in its entirety and replaced with the following
2.2. Premises:    438,941 rentable square feet of space,
including approximately 2,381 rentable square feet of space on the ground floor of the North Building (the “North Building L1 Space”), but expressly excluding approximately 12,289 rentable square feet of retail space in the North Tower (the “Retail Space”), all as is further set forth in Exhibit A-1 to this Lease.

The rentable square footage of each floor of the Premises is set forth on Exhibit A-1 attached hereto.

7.Tenant’s Share of Direct Expenses.

(a)Effective as of the Tranche I Give-Back Date, the description of Tenant’s Share set forth in Section 6 of the Summary is hereby deleted in its entirety and replaced with the following:
6.    Tenant’s Share (Article 4):    100% of the North Building

33.79% of the North Tower 100% of the South Building 100% of the South Tower
*Tenant’s Share shall be determined separately for each Building and shall be equal to 100% for each of the South Building and South Tower regardless of the rentable square footage of the Retail Space; and specifically with respect to the North Tower the allocation of Direct Expenses shall be subject to the Retail Space “Cost Pool” (as that term is defined in Section 4.3.2 below).

The rentable square footage of each floor of the Premises is as set forth on Exhibit A-1 attached hereto.

(b)Effective as of the Tranche II Give-Back Date, the description of Tenant’s Share set forth in Section 6 of the Summary is hereby deleted in its entirety and replaced with the following:
6.    Tenant’s Share (Article 4):    100% of the North Building

15.66% of the North Tower 100% of the South Building

100% of the South Tower
*Tenant’s Share shall be determined separately for each Building and shall be equal to 100% for the South Tower regardless of the rentable square footage of the Retail Space; and specifically with respect to the North Tower the allocation of Direct Expenses shall be subject to the Retail Space “Cost Pool” (as that term is defined in Section 4.3.2 below).

The rentable square footage of each floor of the Premises is as set forth on Exhibit A-1 attached hereto.
(c)Effective as of the Tranche III Give-Back Date, the description of Tenant’s Share set forth in Section 6 of the Summary is hereby deleted in its entirety and replaced with the following:
6.    Tenant’s Share (Article 4):    73.86% of the North Building
15.66% of the North Tower 89.87% of the South Building 100% of the South Tower
*Tenant’s Share shall be determined separately for each Building and shall be equal to 100% for each of the South Building and South Tower regardless of the rentable square footage of the Retail Space; and specifically with respect to the North Tower the allocation of Direct Expenses shall be subject to the Retail Space “Cost Pool” (as that term is defined in Section 4.3.2 below).

The rentable square footage of each floor of the Premises is as set forth on Exhibit A-1 attached hereto.

8.Base Rent.

(a)Prior to the Tranche I Give-Back Date, Tenant shall continue to pay to Landlord all Rent payable under the Existing Lease with respect to the Existing Premises and all other costs and expenses payable under the Existing Lease in accordance with its terms.
(b)Effective as of the Tranche I Give-Back Date and in addition to Additional Rent and all other costs and expenses payable by Tenant pursuant to the Lease, Tenant shall pay the following monthly Base Rent for the Post-Tranche I Remaining Premises, in accordance with the terms of the Lease:

PERIOD	ANNUAL BASE RENT	MONTHLY BASE RENT	MONTHLY BASE RENT PER RENTABLE SQUARE FOOT
October 1, 2023 to November 30, 2023	$38,535,393.49	$3,211,282.79	$69.78
December 1, 2023 to May 31, 2024	$39,691,455.29	$3,307,621.27	$71.87

(c)Effective as of the Tranche II Give-Back Date and in addition to Additional Rent and all other costs and expenses payable by Tenant pursuant to the Lease, Tenant shall pay the following monthly Base Rent for the Post-Tranche II Remaining Premises, in accordance with the terms of the Lease:

PERIOD	ANNUAL BASE RENT	MONTHLY BASE RENT	MONTHLY BASE RENT PER RENTABLE SQUARE FOOT
June 1, 2024 - November 30, 2024	$35,792,021.32	$2,982,668.44	$71.87
December 1, 2024 - December 31, 2024	$36,865,781.96	$3,072,148.50	$74.03

(d)Effective as of the Tranche III Give-Back Date and in addition to Additional Rent and all other costs and expenses payable by Tenant pursuant to the Lease, Tenant shall pay the following monthly Base Rent for the Post-Tranche III Remaining Premises, in accordance with the terms of the Lease:

PERIOD	ANNUAL BASE RENT	MONTHLY BASE RENT	MONTHLY BASE RENT PER RENTABLE SQUARE FOOT
January 1, 2025 - November 30, 2025	$32,495,347.56	$2,707,945.63	$74.03
December 1, 2025 - November 30, 2026	$33,470,207.99	$2,789,184.00	$76.25
December 1, 2026 - November 30, 2027	$34,474,314.23	$2,872,859.52	$78.54
December 1, 2027 - November 30, 2028	$35,508,543.66	$2,959,045.30	$80.90
December 1, 2028 - November 30, 2029	$36,573,799.97	$3,047,816.66	$83.32
December 1, 2029 - November 30, 2030	$37,671,013.97	$3,139,251.16	$85.82
December 1, 2030 - November 30, 2031	$38,801,144.38	$3,233,428.70	$88.40
December 1, 2031 - November 30, 2032	$39,965,178.72	$3,330,431.56	$91.05
December 1, 2032 - November 30, 2033	$41,164,134.08	$3,430,344.51	$93.78

9.Additional Rent.

(a)Prior to the Tranche I Give-Back Date, and in addition to the monthly Base Rent set forth in the Existing Lease, Tenant shall continue to pay Tenant’s Share of Direct Expenses, and all other additional rent payable under the terms of the Existing Lease, pursuant to the terms and conditions of the Lease.
(b)Effective as of the Tranche I Give-Back Date and in addition to the monthly Base Rent set forth in Section 8(b) of this Eleventh Amendment, Tenant shall pay Tenant’s Share of Direct Expenses with respect to the Post-Tranche I Remaining Premises, and all other additional rent payable under the terms of the Lease, pursuant to the terms and conditions of the Lease. Effective as of the Tranche I Give-Back Date, Tenant’s Share of Direct Expenses shall be as set forth in Section 6 of the Summary of the Lease (as amended by Section 7(a) of this Eleventh Amendment).
(c)Effective as of the Tranche II Give-Back Date and in addition to the monthly Base Rent set forth in Section 8(c) of this Eleventh Amendment, Tenant shall pay Tenant’s Share of Direct Expenses with respect to the Remaining Premises, and all other additional rent payable under the terms of the Lease, pursuant to the terms and conditions of the Lease. Effective as of the Tranche II Give-Back Date, Tenant’s Share of Direct Expenses shall be as set forth in Section 6 of the Summary of the Lease (as amended by Section 7(a) of this Eleventh Amendment).

(d)Effective as of the Tranche III Give-Back Date and in addition to the monthly Base Rent set forth in Section 8(d) of this Eleventh Amendment, Tenant shall pay Tenant’s Share of Direct Expenses with respect to the Remaining Premises, and all other additional rent payable under the terms of the Lease, pursuant to the terms and conditions of the Lease. Effective as of the Tranche III Give-Back Date, Tenant’s Share of Direct Expenses shall be as set forth in Section 6 of the Summary of the Lease (as amended by Section 7(a) of this Eleventh Amendment).
10.Tenant Parking. Landlord and Tenant acknowledge and agree that, from and after each applicable Give-Back Date, Tenant’s obligation to rent Parking Passes shall be as follows:

Period:	Number of Parking Passes Tenant is Obligated to Rent:
October 1, 2023 - December 31, 2023	349 Parking Passes
January 1, 2024 - May 31, 2024	317 Parking Passes
June 1, 2024 - December 31, 2024	263 Parking Passes
January 1, 2025 - Expiration Date	204 Parking Passes

In addition to the above, Tenant shall continue to have the right to decrease the number of Parking Passes rented by Tenant pursuant to the express terms of the Existing Lease.
11.LANDLORD ACCESS TO GIVE-BACK SPACE. Notwithstanding anything to the contrary contained in this Eleventh Amendment or the Lease, upon ten (10) business days’ prior written notice from Landlord to Tenant, Landlord shall have the right to enter upon all or any portion of the Give-Back Space prior to the applicable Give-Back Date for such Give-Back Space for the purpose of conducting such inspections and/or work as Landlord may desire in connection with the re-tenanting of the applicable Give-Back Space, subject only to (i) executing and delivering an access agreement substantially in the form and substance of Exhibit B attached hereto (each such agreement, an “Access Agreement”), (ii) complying in all material respects with the terms and conditions set forth in such Access Agreement, (iii) with respect to any work, such work shall only be performed within one hundred eighty (180) days prior to the applicable Give-Back Date for the applicable Give-Back Space (unless otherwise reasonably approved by Tenant) (each such date, an “Early Access Date”), (iv) Landlord’s access to a Give-Back Space during the Early Access Period (as defined below) shall be subject to Tenant’s reasonable approval, not to be unreasonably withheld, conditioned or delayed (as further described in the Access Agreement), (v) any work shall be subject to Tenant’s prior reasonable written approval, not to be unreasonably withheld, conditioned or delayed (as further described in the Access Agreement), (vi) any work shall not unreasonably disturb Tenant’s use or enjoyment of the applicable Remaining Premises (as further described in the Access Agreement), and (vii) any work shall not commence without at least thirty (30) days prior written notice to Tenant (as further described in the Access Agreement). Landlord and Tenant acknowledge that the anticipated Landlord’s anticipated scope of work within any Give-Back Space during an applicable Early Access Period will be work required for conversion of existing office space to Laboratory Use (as defined below). As used herein, an “Early Access Period” shall mean for each Give-Back Space the period commencing on the applicable Early Access Date and expiring on the applicable Give Back Date. To the extent that Landlord has performed any work within the Tranche I Give-Back Space prior to the date an Access Agreement has been fully executed with respect thereto and the date this Eleventh Amendment has been fully executed, then the terms of this Eleventh Amendment and the applicable Access Agreement shall apply retroactively to any and all such work and related activities by Landlord.
12.TRANSITION TO A MULTI-TENANT PROJECT. In order to continue the transition of the Project from a single-tenant Project under the control and management of Tenant to a multi- tenant Project under the control and management of Landlord, Tenant shall work with Landlord cooperatively and in good faith to accomplish an orderly turnover of management control from Tenant to Landlord of all of the various aspects and areas of the Project related to the applicable

Give-Back Space that are controlled by Tenant (including, without limitation, electrical, HVAC, servers, access controls and other structural and/or mechanical buildings services) (collectively, “Give-Back Building Components”) contemporaneously with the applicable Give-Back Date for the affected Give-Back Space. Landlord and Tenant agree that the transition of Give-Back Building Components described in this Section 12 shall only occur to the extent necessary for Landlord to operate the applicable Give-Back Space on the applicable Give-Back Date (i.e., the transition of Give-Back Building Components for the Tranche I Give-Back Date shall only include Give-Back Building Components needed for Landlord’s operation of the Tranche I Give-Back Space and shall not include any transition of Give-Back Building Components of the Tranche II Give-Back Space or Tranche III Give-Back Space unless such Give-Back Spaces include necessary Give-Back Building Components required for the operation of the Tranche I Give-Back Space); provided, however, in no event shall this Section 12 affect the Give-Back Building Components located in the south lobby of the Premises until such time as same are surrendered or accessed through the Early Access Date by Tenant to Landlord pursuant to the terms set forth herein. In furtherance of the transition of Give-Back Building Components described herein, Landlord shall have the right to access (a) the Tranche II Give-Back Space commencing on the Early Access Date for the Tranche I Give-Back Space, and (b) floors 11 and 12 of the South Tower (subject to the reasonable consent of any subtenant thereof) commencing on the Early Access Date for the Tranche III Give-Back Space, in each case, in order to allow Landlord to perform certain shaft work that is required in connection with the transition of applicable Give-Back Space (the “Early Access Work”). Landlord and Tenant shall enter into an Access Agreement prior to performing any Early Access Work.
13.LABORATORY USE. Tenant acknowledges that Landlord intends to lease portions of the Complex (including portions of the Give-Back Space) to tenants that may use such space for Premises for laboratory research and development purposes (“Laboratory Use”). Landlord hereby agrees that Operating Expenses shall expressly exclude (i) costs incurred in renovating or making any other improvement to any portion of the Project in connection with modifications caused by, related to, or to accommodate, Laboratory Use (as opposed to general office use), and
(ii) additional costs of electricity, gas, water or other additional utility services attributable to such Laboratory Use.

14.REDUCED LETTER OF CREDIT AMOUNT. Landlord and Tenant acknowledge that Landlord is currently holding a letter of credit, initially dated August 5, 2021, issued by Goldman Sachs Bank USA (“Issuing Bank”), and last amended by Amendment No. 4, dated February 10, 2023, which is in the current amount of Twenty-Four Million Ninety-Six Thousand Five Hundred Forty-Seven and 00/100 Dollars ($24,096,547.00) (the "Current L-C Amount"). Landlord hereby agrees, upon written request by Tenant, the L-C Amount may be reduced as follows: (i) from and after the Tranche I Give Back Date, the L-C Amount shall be reduced to Seventeen Million Five Hundred and Six Thousand One Hundred Sixty-Five and 00/100 Dollars ($17,506,165.00). The reduction in the L-C Amount shall be accomplished by Tenant providing Landlord with a replacement L-C or an amendment to the then-current L-C in the reduced amount which conform in all respects to the requirements of Section 21 of the Original Lease. Landlord and Tenant acknowledge and agree that any reduction of the L-C Amount described in this Section 14 shall be subject to (i) the Five Million Dollars ($5,0000,000) minimum L-C Amount limit set forth in Section 21.7 of the Original Lease; and (ii) the L-C Reduction Conditions set forth in Section 21 of the Original Lease (as amended by Section 2 of the Ninth Amendment).
15.CIVIL CODE SECTION 1938 DISCLOSURE. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that neither the Building, the Complex nor the Premises has undergone inspection by a Certified Access Specialist (CASp) (defined by California Civil Code Section 55.52) retained by Landlord or Tenant. Pursuant to California Civil Code Section 1938, Tenant is hereby notified as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy of the lessee or tenant, if requested by lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of any CASp inspection, the payment of the fee for the CASp inspection and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.”
16.Prohibited Persons; Foreign Corrupt Practices Act and Anti-Money
LAUNDERING. Neither (i) Tenant nor any of its officers, directors or managers, or (ii) to Tenant’s knowledge, any of Tenant’s affiliates, nor any of their respective members, partners, other equity holders (excluding any holders of any publicly traded stock or other equity interests of Tenant, if any), officers, directors or managers is, nor during the Lease Term will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under (a) the Patriot Act (as defined below), (b) any other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including any “blocked” person or entity listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and any modifications thereto or thereof or any other person or entity named on OFAC’s Specially Designated Blocked Persons List) or (c) any other U.S. statute, Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action (collectively, “Prohibited Persons”). Tenant is not entering into this Eleventh Amendment, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. As used herein, “Patriot Act” shall mean the USA Patriot

Act of 2001, 107 Public Law 56 (October 26, 2001) and all other statutes, orders, rules and regulations of the U.S. government and its various executive departments, agencies and offices interpreting and implementing the Patriot Act.
17.Required Approvals. Notwithstanding anything contained herein, the parties hereto acknowledge and agree that the effectiveness of this Eleventh Amendment is contingent upon the approval of this Eleventh Amendment by the current mortgagee of the Project.
18.BROKERS. Tenant represents and warrants to Landlord that with the exception of CBRE, Inc. (“Broker”) it has not engaged any other broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Eleventh Amendment, and shall indemnify, defend and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. The Broker shall be compensated pursuant to the terms of separate express written agreements specifying the commission amounts and the terms of payment.
19.No Further Modification. Except as set forth in this Eleventh Amendment, all of the terms and provisions of the Existing Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Existing Lease and the terms and conditions of this Eleventh Amendment, the terms and conditions of this Eleventh Amendment shall prevail.
20.Counterparts. This Eleventh Amendment may be executed in counterparts, each of which shall constitute an original, and all of which, together, shall constitute one document.
21.SIGNATURES. The parties hereto consent and agree that this Eleventh Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Eleventh Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Eleventh Amendment electronically, and (2) the electronic signatures appearing on this Eleventh Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
22.Authorization. The individuals signing on behalf of each party hereby represents and warrants that such individual has the capacity set forth on the signature pages hereof and has full power and authority to bind such party to the terms hereof.
(SIGNATURES ON NEXT PAGE)

IN WITNESS WHEREOF, the parties hereto have executed this Eleventh Amendment as of the date first above written.

“LANDLORD”

KRE EXCHANGE OWNER LLC,
a Delaware limited liability company

By: Print Name: Daniel Rudin
Title: Authorized Signatory

“TENANT”

DROPBOX, INC.,
a Delaware corporation
By: Print Name: Tim Regan
Title: CFO

EXHIBIT A
GIVE-BACK SPACE

1.Tranche I Give-Back Space:

a.Floors 4 and 5, in their entirety, of the North Tower.

2.Tranche II Give-Back Space:

a.Floors 6 and 7, in their entirety, of the North Tower.

3.Tranche III Give-Back Space:

a.Floor 10, in its entirety, of the South Tower and Floor 6, in its entirety, of the North Building.

Exhibit A

EXHIBIT A-1
TRANCHE I:

RENTABLE SQUARE FOOTAGE OF EACH FLOOR OF THE PREMISES

BUILDING	LEVEL	RENTABLE SQUARE FEET PER FLOOR	BLDG RENTABLE SQUARE FEET	COMPLEX RENTABLE SQUARE FEET
BLDG1 NORTH TOWER	L1	12,289.09*	299 255.17	424 454.69
	L2	23,421.33
	L3	23,439.15
	L4	27,338.28**
	L5	24,618.21**
	L6	27,596.04
	L7	26,657.33
	L8	26,577.07**
	L9	26,577.07**
	L10	26,913.87**
	L11	26,913.87**
	L12	26,913.87**
BLDG 2 NORTH BUILDING	L1	2,381.03	125,199.52
	L2	11,816.12
	L3	11,788.80
	L4	33,664.07
	L5	32,816.33
	L6	32,733.18
BLDG3 SOUTH TOWER	L1	807.73	259,551.05	325 915.63
	L2	464.45
	L3	1,591.71
	L4	30,104.76
	L5	29,549.59
	L6	29,550.77
	L7	29,486.99
	L8	29,543.96
	L9	29,543.96
	L10	26,302.38
	L11	26,302.38
	L12	26,302.38
BLDG4 SOUTH BUILDING	L1	12,564.47	66,364.58
	L2	0.00
	L3	13,986.84
	L4	13,313.33
	L5	13,337.09
	L6	13,162.86
TOTAL OVERALL BUILDING FLOOR AREA 750 370.32
*Retail Space, not part of the Premises.
**Give-Back Space, not part of the Premises.

Exhibit A-1

EXHIBIT A-2
TRANCHE II:

RENTABLE SQUARE FOOTAGE OF EACH FLOOR OF THE PREMISES

BUILDING	LEVEL	RENTABLE SQUARE FEET PER FLOOR	BLDG RENTABLE SQUARE FEET	COMPLEX RENTABLE SQUARE FEET
BLDG1 NORTH TOWER	L1	12,289.09*	299 255.17	424 454.69
	L2	23,421.33
	L3	23,439.15
	L4	27,338.28**
	L5	24,618.21**
	L6	27,596.04**
	L7	26,657.33**
	L8	26,577.07**
	L9	26,577.07**
	L10	26,913.87**
	L11	26,913.87**
	L12	26,913.87**
BLDG 2 NORTH BUILDING	L1	2,381.03	125,199.52
	L2	11,816.12
	L3	11,788.80
	L4	33,664.07
	L5	32,816.33
	L6	32,733.18
BLDG3 SOUTH TOWER	L1	807.73	259,551.05	325,915.63
	L2	464.45
	L3	1,591.71
	L4	30,104.76
	L5	29,549.59
	L6	29,550.77
	L7	29,486.99
	L8	29,543.96
	L9	29,543.96
	L10	26,302.38
	L11	26,302.38
	L12	26,302.38
BLDG4 SOUTH BUILDING	L1	12,564.47	66,364.58
	L2	0.00
	L3	13,986.84
	L4	13,313.33
	L5	13,337.09
	L6	13,162.86
TOTAL OVERALL BUILDING FLOOR AREA 750 370.32
*Retail Space, not part of the Premises.
**Give-Back Space, not part of the Premises.

Exhibit A-2

EXHIBIT A-3
TRANCHE III:

RENTABLE SQUARE FOOTAGE OF EACH FLOOR OF THE PREMISES

BUILDING	LEVEL	RENTABLE SQUARE FEET PER FLOOR	BLDG RENTABLE SQUARE FEET	COMPLEX RENTABLE SQUARE FEET
BLDG1 NORTH TOWER	L1	12,289.09*	299 255.17	424 454.69
	L2	23,421.33
	L3	23,439.15
	L4	27,338.28**
	L5	24,618.21**
	L6	27,596.04**
	L7	26,657.33**
	L8	26,577.07**
	L9	26,577.07**
	L10	26,913.87**
	L11	26,913.87**
	L12	26,913.87**
BLDG 2 NORTH BUILDING	L1	2,381.03	125,199.52
	L2	11,816.12
	L3	11,788.80
	L4	33,664.07
	L5	32,816.33
	L6	32,733.18**
BLDG3 SOUTH TOWER	L1	807.73	259,551.05	325,915.63
	L2	464.45
	L3	1,591.71
	L4	30,104.76
	L5	29,549.59
	L6	29,550.77
	L7	29,486.99
	L8	29,543.96
	L9	29,543.96
	L10	26,302.38**
	L11	26,302.38
	L12	26,302.38
BLDG4 SOUTH BUILDING	L1	12,564.47	66,364.58
	L2	0.00
	L3	13,986.84
	L4	13,313.33
	L5	13,337.09
	L6	13,162.86
TOTAL OVERALL BUILDING FLOOR AREA 750 370.32
*Retail Space, not part of the Premises.
**Give-Back Space, not part of the Premises.

Exhibit A-3

EXHIBIT B

Form of Access Agreement

(attached hereto)

Exhibit B